STATEMENT OF ADDITIONAL INFORMATION
Dated September 14, 2004

HILLIER SANCTUARY FUND

36 West 8thStreet
Suite 210
Holland, Michigan 49423
Toll Free: 1-877-742-8061

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus dated September 14, 2004 of Hillier Funds Trust (the “Trust”) relating to the Hillier Sanctuary Fund. A copy of the Prospectus may be obtained without charge from the Trust at the address and telephone number set forth above.

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        No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated September 14, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by Hillier Funds Trust.

        This Statement of Additional Information does not constitute an offer to sell securities.

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FUND HISTORY AND CLASSIFICATION

        The Hillier Funds Trust (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently has a single portfolio: Hillier Sanctuary Fund (the “Sanctuary Fund”). The Sanctuary Fund is a non-diversified fund. The Trust was organized as a Delaware statutory trust on April 23, 2004.

INVESTMENT RESTRICTIONS

        The Trust has adopted the following investment restrictions, which are matters of fundamental policies, that cannot be changed without the approval of the holders of a “majority” as defined in the 1940 Act, of the shares of the Sanctuary Fund. Under the 1940 Act, approval of the holders of a “majority” of the Sanctuary Fund’s outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

        1.     The Sanctuary Fund may not purchase the securities of any issuer if such purchase would cause more than five percent of the value of the Sanctuary Fund’s total assets to be invested in securities of such issuer (except securities of the U.S. Government or any agency or instrumentality thereof), or purchase more than ten percent of the outstanding voting securities of any one issuer (except that up to 50% of the value of the Sanctuary Fund’s total assets may be invested without regard to these limitations).

        2.     The Sanctuary Fund may borrow money from a bank but only on a temporary basis and may not purchase securities while it has any outstanding borrowings. The Sanctuary Fund may issue senior securities to the extent or in a manner permitted by the 1940 Act.

        3.     The Sanctuary Fund may not invest in real estate, commodities, commodities contracts or interests in oil, gas and/or mineral exploration or development programs, except that the Sanctuary Fund may invest in financial futures contracts, options thereon and other similar instruments. The Sanctuary Fund has no present intention of investing in financial futures contracts, options thereon and other similar instruments.

        4.     The Sanctuary Fund may not act as an underwriter or distributor of securities other than shares of the Sanctuary Fund, except to the extent that the Sanctuary Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

        5.     The Sanctuary Fund may not invest in companies for the primary purpose of acquiring control or management thereof.

        6.     The Sanctuary Fund may not purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; provided, however, that the Sanctuary Fund may (i) make margin payments in connection with transactions in futures and options and (ii) borrow money to the extent and in the manner permitted by the 1940 Act, as provided in Investment Restriction No. 2.

        7.     The Sanctuary Fund may sell securities short and write put and call options to the extent permitted by the 1940 Act. The Sanctuary Fund has no present intention to sell securities short or write put and call options.

        8.     The Sanctuary Fund may pledge, mortgage, hypothecate or otherwise encumber any of its assets to secure its borrowings. The Sanctuary Fund’s borrowings will be temporary and it will not purchase securities while it has any outstanding borrowings.

        9.     The Sanctuary Fund may not concentrate 25% or more of the value of its total assets (taken at market value at the time of each investment) in securities of non-governmental issuers whose principal business activities are in the same industry.

        10.     The Sanctuary Fund may not make loans, including loans of securities. This restriction shall not prohibit the purchase and holding of debt securities.

        The aforementioned percentage restrictions on investment or utilization of assets, except with respect to restrictions on illiquid securities set forth below as well as bank borrowings, refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Sanctuary Fund’s fundamental restrictions will be deemed to have occurred.

        The Sanctuary Fund has adopted certain other investment restrictions, which are not fundamental policies and may be changed by the Board of Trustees without shareholder approval. Any changes in these non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders at least 60 days prior to their implementation. The non-fundamental investment restrictions are as follows:

        1.     The Sanctuary Fund will not invest more than 15% of the value of its net assets in illiquid securities.

        2.     The Sanctuary Fund will not purchase the securities of other investment companies except: (i) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Sanctuary Fund; (ii) securities of registered open-end investment companies; or (iii) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. As required by Section 12(d)(1) of the 1940 Act, no purchases described in (ii) and (iii) will be made if as a result of such purchases (a) the Sanctuary Fund and its affiliated persons would hold more than three percent of any class of securities, including voting securities, of any registered investment company; (b) more than five percent of the Sanctuary Fund’s net assets would be invested in shares of any one registered investment company; and (c) more than ten percent of the Sanctuary Fund’s net assets would be invested in shares of registered investment companies. The Sanctuary Fund has no present intention to purchase securities of other investment companies, except it may invest in money market mutual funds.

INVESTMENT OBJECTIVE

        The investment objective of the Sanctuary Fund is to protect the global purchasing power of shareholders’ capital. The Prospectus describes the principal investment strategies and risks of the Sanctuary Fund. This section expands upon that discussion and also describes non-principal investment strategies and risks.

INVESTMENT CONSIDERATIONS

Principal Investment Strategies

        Foreign Securities. The Sanctuary Fund will invest in currencies and the highest credit quality money market instruments denominated in currencies from the safest jurisdictions in the world (as deemed by Hillier Capital Management, LLC (the “Adviser”)), one from each of the world’s four major financial regions (as deemed by the Adviser): the Americas, Europe, Asia and Oceania. Given the current global environment, the Adviser considers the U.S., Switzerland, Singapore and New Zealand as the leading candidates for the safest jurisdictions in the four major financial regions. Investments in securities of foreign issuers involve certain inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. Dividends and interest on foreign securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax laws, such taxes may reduce the net return to shareholders. Although the Sanctuary Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscation, taxation, currency blockage or political or social instability which could affect investments of foreign issuers domiciled in such nations.

        Foreign securities held by the Sanctuary Fund may be held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody.

        Foreign Currency Considerations. Even though the Sanctuary Fund may hold securities denominated or traded in foreign currencies, the Sanctuary Fund’s performance is measured in terms of U.S. dollars, which may subject the Sanctuary Fund to foreign currency risk. Foreign currency risk is the risk that the U.S. dollar value of foreign securities (and any income generated therefrom) held by the Sanctuary Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Therefore, the NAV of the Sanctuary Fund may go up or down as the value of the dollar rises or falls compared to a foreign currency.

        Although the Sanctuary Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Sanctuary Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Sanctuary Fund at one rate, while offering a lesser rate of exchange should the Sanctuary Fund desire to resell that currency to the dealer.

        Money Market Instruments. The Sanctuary Fund may invest in currencies and money market instruments. The Sanctuary Fund may do so to have assets available to pay expenses or satisfy redemption requests. The money market instruments that the Fund invests in will have the following characteristics:

•	Issuer: In each case, the issuer will be a governmental entity, which will be either the country itself or, in the case of Swiss cantons, the cantons themselves.

•	Security: In each case, the money market instrument will be unsecured.

•	Nature of Obligation: In each case, the obligation to pay principal and interest will be a general obligation of the issuer.

•	Maturity: In each case, the money market instrument will have a remaining maturity of one year or less.

•	Credit Rating: In each case, the money market instrument will have a credit rating of A-1, Prime-1, AAA or AA.

Examples of such money market instruments include U.S. Treasury Bills, commercial paper, commercial paper master notes and repurchase agreements. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

        Under a repurchase agreement, the Sanctuary Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Sanctuary Fund will enter into repurchase agreements only with member banks of the Federal Reserve system or primary dealers of U.S. Government Securities. The Adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Sanctuary Fund. In the event of a default or bankruptcy by the seller, the Sanctuary Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Sanctuary Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller’s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sale of these securities were less than the agreed-upon repurchase price, the Sanctuary Fund would suffer a loss. The Sanctuary Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Sanctuary Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Sanctuary Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of its investments policies.

        The Sanctuary Fund may also invest in securities issued by other investment companies that invest in high quality, short-term debt securities (i.e., money market instruments). In addition to the advisory fees and other expenses the Sanctuary Fund bears directly in connection with its own operations, as a shareholder of another investment company, the Sanctuary Fund would bear its pro rata portion of the other investment company’s advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Sanctuary Fund’s shareholders.

Non-Principal Investment Strategies

        Illiquid Securities. The Sanctuary Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes certain securities whose disposition would be subject to legal restrictions (“restricted securities”). However, certain restricted securities that may be resold pursuant to Rule 144A under the Securities Act may be considered liquid. Rule 144A permits certain qualified institutional buyers to trade in privately placed securities not registered under the Securities Act. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both ascertainable market values for Rule 144A securities and the ability to liquidate these securities to satisfy redemption requests. However, an insufficient number of qualified institutional buyers interested in purchasing Rule 144A securities held by the Sanctuary Fund could adversely affect their marketability, causing the Sanctuary Fund to sell securities at unfavorable prices. The Board of Trustees has delegated to the Adviser the day-to-day determination of the liquidity of a security although the Board of Trustees has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of these securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g. certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors.

        Restricted securities may be sold in privately negotiated or other exempt transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. When registration is required, the Sanctuary Fund may be obligated to pay all or part of the registration expenses and a considerable amount of time may elapse between the decision to sell and the sale date. If, during such period, adverse market conditions were to develop, the Sanctuary Fund might obtain a less favorable price than the price which prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Trustees.

        Borrowing. The Sanctuary Fund is authorized to borrow money from banks as a temporary measure for extraordinary or emergency purposes. For example, the Sanctuary Fund may borrow money to facilitate management of the Sanctuary Fund’s portfolio by enabling the Sanctuary Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If such borrowing exceeds 5% of the Sanctuary Fund’s total assets, the Sanctuary Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Sanctuary Fund’s assets should fail to meet this 300% coverage test, the Sanctuary Fund, within three days thereafter (not including Sundays and holidays), will reduce the amount of the Sanctuary Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities as a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

PORTFOLIO TURNOVER

        The Sanctuary Fund is newly organized and as of the date of this Statement of Additional Information (“SAI”) has no portfolio turnover history. The Sanctuary Fund does not actively trade for short-term profits, but when the circumstances warrant, securities may be sold without regard to the length of time held. The annual portfolio turnover rate indicates changes in the Sanctuary Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Sanctuary Fund during the fiscal year. High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains.

MANAGEMENT

Management Information

        As a Delaware statutory trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and officers of the Trust is set forth below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees
Jeffrey Beckett	Trustee	Newly Elected	President of Beckett	One	None
c/o Hillier Funds Trust			Associates, a private holding
36 West 8th Street			company investing in various
Suite 210			nonpublic businesses, since
Holland, Michigan 49423			January 1989.
Age: 48
Gary Schlarbaum	Trustee	Newly Elected	Principal of Schlarbaum	One	None
c/o Hillier Funds Trust			Capital, an adviser to
36 West 8th Street			private investment companies,
Suite 210			from 2002 to the present;
Holland, Michigan 49423			from 1987 to 2002, Mr.
Age: 61			Schlarbaum was a Managing
Director at Morgan Stanley

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers(2)
Michael Smorch	President,	Newly Elected	President of the Adviser	One	None
c/o Hillier Funds Trust	Treasurer and		since 2002; President and
36 West 8th Street	Trustee		Treasurer of Hillier Funds
Suite 210			Trust since 2002; from 1997
Holland, Michigan 49423			to 2002, Mr. Smorch was the
Age: 37			President and CEO of
Cambridge International,
Inc., a private investment
bank.
Zachary DeJonge	Vice President and	Newly Elected	Employee of the Portfolio	N/A	N/A
c/o Hillier Funds Trust	Secretary		Management Team of the
36 West 8th Street			Adviser.
Suite 210
Holland, Michigan 49423
Age: 20

(1)	Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2)	Mr. Smorch is considered an interested Trustee within the meaning of the 1940 Act because of his affiliation with the Adviser.

Audit Committee

        The Board of Trustees has created an audit committee whose members consist of Messrs. Beckett and Schlarbaum, each of whom is a non-interested Trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Sanctuary Fund, to review the results of the audit, to review the Sanctuary Fund’s internal controls, to approve in advance all permissible services performed by the independent registered public accounting firm and to review certain other matters relating to the Sanctuary Fund’s independent registered public accounting firm and financial records. The audit committee is newly formed and as of the date of this SAI has not yet met.

        The Board of Trustees has no other committees.

Dollar Range of Trustee Share Ownership

        The Sanctuary Fund is newly organized, and as of the date of this SAI, no shares of the Sanctuary Fund have been issued to the Trustees.

Compensation

        The Trust is newly formed and as of the date of this SAI has not yet paid any compensation to any officer or non-interested Trustees. The Trust’s standard method of compensating the non-interested Trustees is to pay each such Trustee a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such Trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its Trustees and officers. The aggregate compensation to be paid by the Trust to each officer or non-interested Trustee during the Trust’s fiscal period ending June 30, 2005 (estimating future payments based upon existing arrangements) is set forth below:

Name of Person, Position	Aggregate Compensation from Fund	Total Compensation from Trust Paid to Trustees
Non-Interested Trustees
Jeffrey Beckett	$2,000	$2,000
Gary Schlarbaum	$2,000	$2,000
Interested Trustees
Michael Smorch	-0-	-0-

Code of Ethics

        The Trust and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. The code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Sanctuary Fund. The code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Sanctuary Fund or is being purchased or sold by the Sanctuary Fund.

Proxy Voting Policy

        The Sanctuary Fund invests exclusively in non-voting securities and therefore, has not adopted a proxy voting policy.

Investment Advisory Agreement

        In approving the investment advisory agreement for the Sanctuary Fund (the “Advisory Agreement”), the Board of Trustees considered a number of factors including, but not limited to, the following:

•	Experience. The Board of Trustees considered the Adviser’s experience in managing accounts with similar investment objectives as well as the experience of the President of the Adviser, Michael Smorch. The Board of Trustees considered that Mr. Smorch had over 15 years of experience in the financial services industry and found him to be qualified to run the day-to-day operations of the Sanctuary Fund due to his trading experience, which has included currencies, futures, options and equities. The Board of Trustees also considered that Mr. Smorch has served as an officer of an investment bank and two registered investment advisory firms.

•	Expense Ratio. The Board of Trustees considered the Sanctuary Fund’s pro forma expense ratio and the fact that such expense ratio is approximately the same as the expense ratios of comparable currency funds.

•	Investment Advisory Fee. The Board of Trustees considered the reasonableness of the investment advisory fee and compared such fee to the fees charged by the investment advisers to other comparable currency funds.

•	Nature of Services to be Offered. The Board of Trustees considered that the Advisory Agreement requires the Adviser to perform services of the same nature as services performed by investment advisers of comparable currency funds.

        Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to manage the Sanctuary Fund effectively. Furthermore, the Board of Trustees determined that based on the services the Adviser was required to render under the Advisory Agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Sanctuary Fund to enter into the Advisory Agreement with the Adviser.

        The benefits derived by the Adviser from soft dollar arrangements are described under the caption “Portfolio Transactions and Brokerage.” None of the non-interested Trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

CONTROL PERSONS AND PRINCIPAL SECURITIES HOLDERS

        The Sanctuary Fund will not commence operations until after September 14, 2004.

THE ADVISER, ADMINISTRATOR, FUND ACCOUNTANTS
TRANSFER AGENT, CUSTODIAN AND DISTRIBUTOR

The Adviser

        The Adviser, Hillier Capital Management, LLC, is the investment adviser to the Sanctuary Fund. Michael Smorch, owns all of the outstanding securities of the Adviser and, therefore, controls the Adviser. Mr. Smorch’s positions with the Trust are described above under the caption “Management – Management Information.”

        Pursuant to the Advisory Agreement entered into between Adviser and the Trust, the Adviser will furnish continuous investment advisory services to the Sanctuary Fund. The Adviser supervises and manages the investment portfolio of the Sanctuary Fund and, subject to such policies as the Board of Trustees may determine, directs the purchase and sale of investment securities in the day-to-day management of the Sanctuary Fund. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Sanctuary Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for managing the Sanctuary Fund and maintaining its organization, will pay the salaries and fees of all officers and Trustees of the Sanctuary Fund (except the fees paid to non-interested Trustees) and will bear any sales and promotional expenses of the Sanctuary Fund exceeding the 25 basis points that will be paid by the Fund pursuant to the Sanctuary Fund’s Service and Distribution Plan, if any. For the foregoing, the Sanctuary Fund will pay the Adviser a monthly fee based on the Sanctuary Fund’s average daily net assets at the annual rate of 0.55%.

        The Sanctuary Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the professional costs of preparing and the cost of printing its registration statements required under the Securities Act and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission (“SEC”) and qualifying in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of Trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges on any borrowings, dividend and interest payments on securities sold short, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Sanctuary Fund will also pay salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian having custody of the Sanctuary Fund’s assets, expenses of calculating the NAV and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

        Pursuant to the Advisory Agreement, the Adviser has undertaken to reimburse the Sanctuary Fund to the extent that its aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on short positions, taxes, brokerage commissions and extraordinary items, in any year, exceed 3.00% of the average net assets of the Sanctuary Fund for such year, as determined by valuations made as of the close of each business day of the year. In addition, under a separate agreement, the Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Sanctuary Fund to the extent necessary to ensure that aggregate annual operating expenses do not exceed 1.25% annually through September 30, 2005. Only the Board of Trustees has the power to terminate this agreement prior to September 30, 2005. The Sanctuary Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Sanctuary Fund exceeds the expense limitation, the Sanctuary Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation, the monthly payment of the Adviser’s fee will be reduced by the amount of such excess, subject to adjustment month-by-month during the balance of the Sanctuary Fund’s fiscal year if accrued expenses thereafter fall below this limit.

        The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Sanctuary Fund, and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Trustees or by vote of a majority of the Sanctuary Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

        The Advisory Agreement provides that the Adviser shall not be liable to the Sanctuary Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

        The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid any fees to the Adviser.

The Administrator, Fund Accountant and Transfer Agent

        UMB Fund Services, Inc., a Wisconsin corporation (“UMBFS”), at 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, serves as administrator, fund accountant and transfer agent to the Sanctuary Fund, subject to the overall supervision of the Board of Trustees.

        Pursuant to an Administration and Fund Accounting Agreement (the “Administration Agreement”), UMBFS provides certain administrative and fund accounting services to the Sanctuary Fund. UMBFS’ services include, but are not limited to, the following: (i) maintaining or coordinating with other service providers the maintenance of the Sanctuary Fund’s books and records, maintaining all general ledger accounts and related subledgers; (ii) overseeing the Sanctuary Fund’s fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the SEC; (iii) preparing financial statements for the Sanctuary Fund’s annual and semi-annual reports to the SEC; (iv) preparing notice and renewal securities filings pursuant to state securities laws; (v) determining and monitoring the Sanctuary Fund’s income and expense accruals and causing appropriate expenses to be paid from Trust assets; (vi) periodically monitoring the Sanctuary Fund’s compliance with its policies and limitations relating to portfolio investments as set forth in the Prospectus and SAI for the Sanctuary Fund and the status of the Sanctuary Fund as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (vii) assisting in developing an agenda for each board meeting and, if requested by the Trustees, attending board meetings and preparing board meeting minutes; (viii) assisting in calculating dividend and capital gains distributions; (ix) calculating daily NAVs for the Sanctuary Fund based on valuations provided by pricing services approved by the Board of Trustees; and (x) generally assisting in the Trust’s administrative operations as mutually agreed by the Trust and UMBFS.

        For its services as administrator and fund accountant, the Trust pays UMBFS a fee, computed daily and paid monthly, beginning at an annual rate of 12.0 basis points, plus out-of-pocket expenses, with the annual rate decreasing as assets increase, subject to a minimum annual fee of $75,000.

        The Administration Agreement provides that UMBFS shall not be liable to the Sanctuary Fund or its shareholders for anything other than willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties. The Administration Agreement also provides that UMBFS may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

        The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid UMBFS any fees for administration and fund accounting services.

        UMBFS also acts as the Sanctuary Fund Fund’s transfer agent. As transfer agent, UMBFS keeps records of shareholder accounts and transactions.

        UMBFS is a subsidiary of UMB Financial Corporation, which is also the parent of the Sanctuary Fund’s custodian.

Custodian

        UMB Bank, n.a., at 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Sanctuary Fund’s custodian (the “Custodian”). The Custodian is responsible for, among other things, safeguarding and controlling the Sanctuary Fund’s cash and securities.

Distributor

        UMB Distribution Services, LLC (the “Distributor”), at 803 West Michigan Avenue, Suite A, Milwaukee, Wisconsin 53233 acts as distributor for the Sanctuary Fund. The Distributor shall offer shares of the Sanctuary Fund on a continuous basis, review advertisements and act as liaison for broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Sanctuary Fund.

        The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid the Distributor any fees for its services.

PORTFOLIO TRANSACTIONS AND BROKERAGE

General

        Under the Advisory Agreement, the Adviser is responsible for decisions to buy and sell securities for the Sanctuary Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Board of Trustees, as are all of the activities of the Adviser under the Advisory Agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that some of the portfolio transactions of the Sanctuary Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Sanctuary Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances, the Adviser may make purchases of underwritten issues for the Sanctuary Fund at prices that include underwriting fees.

        In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: (i) the best net price available; (ii) the reliability, integrity and financial condition of the broker-dealer; (iii) the size of and difficulty in executing the order; and (iv) the value of the expected contribution of the broker-dealer to the investment performance of the Sanctuary Fund on a continuing basis. Accordingly, the price to the Sanctuary Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio trade execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement solely by reason of its having caused the Sanctuary Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Sanctuary Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Board of Trustees, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution (i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price).

Brokerage Commissions

        The Sanctuary Fund is newly organized and, as of the date of this SAI, has not paid any brokerage commissions.

NET ASSET VALUE

        The net asset value (“NAV”) of the Sanctuary Fund will be determined as of 3:00 P.M. Eastern Time on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NYSE is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The NYSE may also be closed on national days of mourning. The staff of the SEC considers the NYSE to be closed on any day when it is not open for trading the entire day. On those days, the Sanctuary Fund may, but is not obligated to, determine its NAV.

        Foreign securities trading may not take place on all days when the NYSE is open, or may take place on Saturdays and other days when the NYSE is not open and the Sanctuary Fund’s NAV is not calculated. When determining NAV, the Sanctuary Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of 3:00 P.M. Eastern Time.

        The Sanctuary Fund’s NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

        In determining the NAV of the Sanctuary Fund’s shares, debt securities (other than short-term investments) are valued at prices provided by a pricing service, subject to review and possible revision by the Adviser pursuant to procedures adopted by the Board of Trustees. Short-term investments and other fixed income securities having remaining maturities of 60 days or less at the time of purchase are valued at amortized cost (unless the Board of trustees determines that this method does not represent fair value). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

        The Sanctuary Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked prices of such currencies against the dollar last quoted as of 3 P.M. Eastern Time by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Sanctuary Fund does not have any of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Adviser in accordance with procedures approved by the Board of Trustees will establish a conversion rate for such currency.

        The Sanctuary Fund reserves the right to suspend or postpone redemptions during any period when: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than customary weekend and holiday closings; (ii) the SEC has granted an order to the Sanctuary Fund permitting such suspension; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Sanctuary Fund not reasonably practicable.

DISTRIBUTION OF SHARES

        The Trust has adopted a Service and Distribution Plan (the “Plan”). The Plan was adopted in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management. The Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, payment by the Fund of the cost of preparing, printing and distributing Prospectuses and SAIs to prospective investors and of implementing and operating the Plan as well as payment of capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead costs. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations.

        The Plan may be terminated by the Fund at any time by a vote of the majority of the trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the “Rule 12b-1 Trustees”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Beckett and Schlarbaum are currently the Rule 12b-1 Trustees. Any change in the Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the Board of Trustees, including the Rule 12b-1 Trustees, and a majority of the outstanding shares of the Fund.

        While the Plan is in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees of the Trust who are not interested persons of the Trust and any person who acts as legal counsel for the Trustees who are not interested persons of the Trust shall be an independent legal counsel. The Board of Trustees of the Trust must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by a Distributor, if any, or officers of the Trust. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the Board of Trustees, including the Rule 12b-1 Trustees.

REDEMPTION OF SHARES

        A shareholder’s right to redeem shares of the Fund will be suspended and the right to payment postponed for more than seven days for any period during which the NYSE is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the NYSE is restricted pursuant to rules and regulations of the SEC, (b) the SEC has by order permitted such suspension or (c) such emergency, as defined by rules and regulations of the SEC, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

TAXES

General

        The Sanctuary Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Sanctuary Fund.

        If the Sanctuary Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Sanctuary Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Sanctuary Fund would not be liable for income tax on the Sanctuary Fund’s net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Sanctuary Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Sanctuary Fund.

Tax Character of Distributions and Redemptions

        Net investment income includes interest and dividend income, less expenses. Dividends from the Sanctuary Fund’s net investment income, including short-term capital gains, are generally taxable to shareholders as ordinary income, while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder’s holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares.

        Any dividend or capital gain distribution paid shortly after a purchase of shares of the Sanctuary Fund, will have the effect of reducing the per share NAV of such shares by the amount of the dividend or distribution. Furthermore, if the NAV of the shares of the Sanctuary Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

        Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder’s holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Foreign Withholding Taxes

        The Sanctuary Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Sanctuary Fund’s investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Sanctuary Fund’s total assets at the close of any taxable year consist of securities of foreign corporations, the Sanctuary Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by it that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Sanctuary Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Sanctuary Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. If the pass through election described above is made, the source of the Sanctuary Fund’s income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source “passive income.” For this purpose, foreign “passive income” includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Sanctuary Fund. The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Sanctuary Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income and distributions by the Sanctuary Fund will be treated as U.S. source income. Each shareholder will be notified within 60 days after the close of the Sanctuary Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Sanctuary Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) the foreign taxes paid; and (ii) the Sanctuary Fund’s dividends and distributions that represent income derived from foreign sources.

Effect of Foreign Debt Investments on Distributions

        Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Sanctuary Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Sanctuary Fund’s ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE SANCTUARY FUND’S ORDINARY INCOME DISTRIBUTION TO YOU, AND MAY CAUSE SOME OR ALL OF THE SANCTUARY FUND’S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Sanctuary Fund. Any return of capital in excess of your basis, however, is taxable as capital gain.

Back-up Withholding

        Federal law requires the Sanctuary Fund to withhold 28% of a shareholder’s reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

SHAREHOLDER MEETINGS AND ELECTION OF TRUSTEES

        As a Delaware statutory trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust, however, must hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment restrictions of the Sanctuary Fund; and (iii) filling vacancies on the Board of Trustees in the event that less than a majority of the Board of Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. At such time, the Trustees then in office will call a shareholders meeting for the election of Trustees. In addition, the shareholders may remove any Trustee at any time, with or without cause, by vote of not less than a majority of the shares then outstanding. Trustees may appoint successor Trustees.

CAPITAL STRUCTURE

Shares of Beneficial Interest

        The Trust will issue new shares at its most current NAV. The Trust is authorized to issue an unlimited number of shares of beneficial interest. The Trust has registered an indefinite number of Sanctuary Fund shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Sanctuary Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the Prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis.

Additional Series

        The Trustees may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

DESCRIPTION OF SECURITIES RATINGS

        The Sanctuary Fund may invest in commercial paper and commercial paper master notes assigned ratings of A-1 by Standard & Poor’s Corporation (“Standard & Poor’s”) or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”). A brief description of the ratings symbols and their meanings follows:

Standard & Poor’s Commercial Paper Ratings.

        A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The category rated A-1 is characterized as follows:

        A-1......This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

Moody’s Short-Term Debt Ratings.

        Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

        Moody’s employs designations of Prime-1, Prime-2 and Prime-3, which are all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The category rated Prime-1 is characterized as follows:

        Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

        The Sanctuary Fund may also invest in debt securities of foreign countries rated AAA or AA by Standard & Poor’s. A brief description of the ratings symbols and their meanings follows:

Standard & Poor’s Characteristics of Sovereign Debt of Foreign Countries.

        AAA. Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

•	Prosperous and resilient economies, high per capita incomes.

•	Low fiscal deficits and government debt, low inflation.

•	Low external debt.

        AA. Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

•	Tightly integrated into global trade and financial system.

•	Differ from AAAs only to a small degree because:

•	Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

•	More variable fiscal deficits, government debt and inflation.

•	Moderate to high external debt.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Deloitte & Touche LLP, 555 East Wells Street, Milwaukee, Wisconsin 53202, serves as the Trust’s independent registered public accounting firm, whose services include auditing the Trust’s financial statements.

FINANCIAL STATEMENTS

        The following report of registered independent public accounting firm and financial statements for the Trust are contained herein:

•	Report of Independent Registered Public Accounting Firm

•	Statement of Assets and Liabilities

•	Notes to the Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Hillier Funds Trust:

We have audited the accompanying statement of assets and liabilities of Hillier Sanctuary Fund [the only portfolio constituting Hillier Funds Trust (the “Company”)] as of August 18, 2004, and the related statement of operations for the period from August 18, 2004 (inception) to August 18, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. Our procedures included confirmation of cash owned as of August 18, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Hillier Sanctuary Fund of Hillier Funds Trust as of August 18, 2004, and the results of its operation for the period August 18, 2004 (inception) to August 18, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin
August 24, 2004

HILLIER FUNDS TRUST

HILLIER SANCTUARY FUND

Statement of Assets and Liabilities
August 18, 2004

ASSETS:
Cash	$100,000
Offering costs	$53,580

$153,580
LIABILITIES:
Offering costs payable	$53,580

Net Assets	$100,000

NET ASSETS - Applicable to 10,000 shares	$100,000

NET ASSET VALUE PER SHARE (net assets divided by
10,000 shares.)	$10.00

MAXIMUM OFFERING PRICE PER SHARE	$10.00

The accompanying notes to the financial statement are an integral part of this statement.

HILLIER FUNDS TRUST

HILLIER SANCTUARY FUND

Statement of Operations
For the Period from August 18, 2004 (inception) to August 18, 2004

Organizational Costs	$16,544
Fund Expense Waiver	($16,544)

Net Investment Loss	$ --

The accompanying notes to the financial statement are an integral part of this statement.

HILLIER FUNDS TRUST

HILLIER SANCTUARY FUND

Notes to Financial Statements

Note 1 – Organization and Registration

        Hillier Funds Trust (the “Trust”), which consists solely of the Hillier Sanctuary Fund (the “Fund”), was formed under the laws of the state of Delaware on April 23, 2004. The Trust has had no operations through August 18, 2004 other than those relating to organizational matters and the sale and issuance of 10,000 shares of beneficial interests in the Fund to Hillier Capital Management, LLC. The fiscal year-end of the Trust is June 30. The Trust is an open-end diversified series management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

Note 2 – Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”).

a.	Use of Estimates

        The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

b.	Organization and Offering Costs

        Organization costs consist of costs incurred to establish the Trust and enable it legally to do business. The Fund expenses organization costs as incurred. Fees related to preparing the Fund’s initial registration statement are offering costs. Offering costs are accounted for as a deferred charge until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis.

c.	Federal Income Taxes

        The Fund intends to qualify annually for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Note 3 – Investment Advisory and Other Agreements

        The Trust has an agreement with Hillier Capital Management, LLC (the “Adviser”), with whom certain officers and directors of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.55%.

        Under a separate agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 1.25%, the Adviser will reimburse the Fund for the amount of such excess. The waiver period is through June 30, 2005.

        The Trust has entered into a distribution agreement with UMB Distribution Services, LLC. Under the Distribution Agreement, UMB Distribution Services, LLC, will act as agent for the distribution of shares of the Fund.

Note 4 – Cash

        Cash at August 18, 2004 is on deposit at UMB Bank, n.a.